SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):          19-Nov-99

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware            333-39325            13-3460894
(State or Other     (Commission          (I.R.S. Employer
Jurisdiction        File Number)         Identification No.)
of Incorporation)


        277 Park Avenue
        New York, New York                  10172
        (Address of Principal             (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code   (212) 892-3000


Item 5. Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 1999-2, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated March 1, 1999 by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated        19-Nov-99
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due April 25, 2029.

A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                    Date:
                    Amount:

C.      Item 1: Legal Proceedings:       NONE

D.      Item 2: Changes in Securities:   NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 1999-2
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

         Beginning                        Principal   Remaining  Distribution
Class     Balance    Principal  Interest     Loss      Balance      Date
IPP-A-1   177160713     1190101   959621           0   175970612  19-Nov-99
IPP-A-2    50115976      421741   271462           0    49694235  19-Nov-99
IPP-A-3     6232000           0    33757           0     6232000  19-Nov-99
IPP-A-4     6433227           0    34847           0     6433227  19-Nov-99
IIPP-A     40757190      269318   220768           0    40487872  19-Nov-99
III-A-1    72643502      623652   423754           0    72019851  19-Nov-99
IV-A-1    106483684     1575603   576787           0   104908081  26-Nov-99
IV-A-2      1887024           0        0           0     1897246  26-Nov-99
IV-A-3     14259450           0    77239           0    14259450  26-Nov-99
IV-A-4       757094           0        0           0      761195  26-Nov-99
I-P          138364         652        NA          0      137712  19-Nov-99
A-P          311312         353        NA          0      310959  26-Nov-99
III-X-1     6394915           NA   37304           0     6339175  19-Nov-99
III-X-2     2794822           NA   16303           0     2733411  19-Nov-99
IV-X       18501528           NA  100217           0    18303471  26-Nov-99
C-B-1       6285948        5627    34049           0     6280321  19-Nov-99
C-B-2       3143869        2814    17029           0     3141054  19-Nov-99
C-B-3       1347116        1206     7297           0     1345910  19-Nov-99
C-B-4       1197436        1072     6486           0     1196364  19-Nov-99
C-B-5        598718         536     3243           0      598182  19-Nov-99
C-B-6        898082         804     4865           0      897278  19-Nov-99
D-B-1      10327810        7466    57486           0    10320344  26-Nov-99
D-B-2       4181468        3023    23275           0     4178445  26-Nov-99
D-B-3       2336240        1689    13004           0     2334551  26-Nov-99
D-B-4       1721439        1245     9582           0     1720195  26-Nov-99
D-B-5        737760         533     4107           0      737226  26-Nov-99
D-B-6       1598483        1156     8897           0     1597327  26-Nov-99
A-R               0           0        4           0           0  26-Nov-99
TOTAL:    511553906     4108591  2941379           0   507459637

         Beginning
        Current Prin Principal            Remaining  Distribution
Class      Amount   DistributionInterest   Balance       Date
IPP-A-1    974.99622     6.54967  5.28123   968.44655 19-Nov-99
IPP-A-2    968.87399     8.15337  5.24807   960.72062 19-Nov-99
IPP-A-3   1000.00000     0.00000  5.41667  1000.00000 19-Nov-99
IPP-A-4   1000.00000     0.00000  5.41667  1000.00000 19-Nov-99
IIPP-A     984.85324     6.50778  5.33462   978.34546 19-Nov-99
III-A-1    898.74112     7.71578  5.24266   891.02534 19-Nov-99
IV-A-1     830.96894    12.29557  4.50108   818.67337 26-Nov-99
IV-A-2    1038.53839     0.00000  0.00000  1044.16381 26-Nov-99
IV-A-3    1000.00000     0.00000  5.41667  1000.00000 26-Nov-99
IV-A-4    1038.53840     0.00000  0.00000  1044.16381 26-Nov-99
I-P        991.96086     4.67082       NA   987.29003 19-Nov-99
A-P        935.76403     1.06059       NA   934.70344 26-Nov-99
III-X-1    917.89549          NA  5.35439   909.89490 19-Nov-99
III-X-2    791.83555          NA  4.61904   774.43626 19-Nov-99
IV-X       827.34434          NA  4.48145   818.48771 26-Nov-99
C-B-1      993.98298     0.88981  5.38407   993.09317 19-Nov-99
C-B-2      993.98298     0.88981  5.38407   993.09317 19-Nov-99
C-B-3      993.98297     0.88981  5.38407   993.09317 19-Nov-99
C-B-4      993.98298     0.88981  5.38407   993.09317 19-Nov-99
C-B-5      993.98297     0.88981  5.38407   993.09316 19-Nov-99
C-B-6      993.98329     0.88981  5.38407   993.09348 19-Nov-99
D-B-1      995.16382     0.71944  5.53926   994.44438 26-Nov-99
D-B-2      995.16382     0.71944  5.53926   994.44438 26-Nov-99
D-B-3      995.16382     0.71944  5.53926   994.44438 26-Nov-99
D-B-4      995.16382     0.71945  5.53926   994.44437 26-Nov-99
D-B-5      995.16384     0.71945  5.53926   994.44439 26-Nov-99
D-B-6      995.16383     0.71945  5.53926   994.44438 26-Nov-99
A-R          0.00000     0.00000  3.59000     0.00000 26-Nov-99


                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                DLJ MORTGAGE ACCEPTANCE CORP.

                    By: /s/ Mary Fonti
                    Name:       Mary Fonti
                    Title:      Trust Officer
                                The First National Bank of Chicago

        Dated:         30-Nov-99